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                           DEP CORPORATION AND SUBSIDIARIES
                         CONSOLIDATED CONDENSED BALANCE SHEET

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                                                                                       September 30,
                                                                                           1996
                                       ASSETS                                          -------------
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Current assets:
 Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  12,029,000
 Accounts receivable, net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13,515,000
 Inventories at lower of cost (first-in, first-out) or market:
  Raw materials. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5,800,000
  Finished goods . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7,693,000
                                                                                       --------------
                                                                                         13,493,000
 Income taxes receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            -
 Other current assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,698,000
                                                                                       --------------
  Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     42,735,000

 Property and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13,898,000
 Intangibles, net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32,414,000
 Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        813,000
                                                                                       --------------
                                                                                      $  89,860,000
                                                                                       --------------
                                                                                       --------------

                            LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Liabilities not subject to compromise
  Current portion long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . .  $     302,000
  Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10,400,000
  Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,470,000
                                                                                       --------------
   Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13,172,000

Liabilities subject to compromise. . . . . . . . . . . . . . . . . . . . . . . . . .     66,086,000

Long-term debt, net of current portion . . . . . . . . . . . . . . . . . . . . . . .      5,900,000
Other non-current liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,259,000
                                                                                       --------------
   Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     87,417,000

Stockholders' equity:
  Preferred stock, par value $.01; authorized 3,000,000; none outstanding. . . . . .            -
  Class A common stock, par value $.01; authorized 14,000,000 shares;                        32,000
  Class B common stock, par value $.01; authorized 7,000,000 shares;                         32,000
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12,141,000
  Retained earnings (deficit). . . . . . . . . . . . . . . . . . . . . . . . . . . .     (8,582,000)
  Foreign currency translation adjustment. . . . . . . . . . . . . . . . . . . . . .       (175,000)
                                                                                       --------------
                                                                                          3,448,000

  Less: treasury stock, at cost, 115,500 shares each of
   Class A and Class B common stock. . . . . . . . . . . . . . . . . . . . . . . . .     (1,005,000)
                                                                                       --------------
                                                                                          2,443,000
                                                                                       --------------
                                                                                      $  89,860,000
                                                                                       --------------
                                                                                       --------------

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